2THEMART.COM, INC.
                            2000 STOCK INCENTIVE PLAN


1.     THE  PLAN.

1.1 PURPOSE . The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company. "CORPORATION" means2TheMart.com, Inc., an Oklahoma corporation, and "COMPANY" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Section 7.

1.2          ADMINISTRATION  AND  AUTHORIZATION;  POWER  AND  PROCEDURE.

1.2.1 COMMITTEE. This Plan will be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

1.2.2 PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan and any express limitations on the delegated authority of the Committee, the Committee shall have the authority:

(1) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards;

(2) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(3) to approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

(4) to construe and interpret this Plan and any Award or other agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(5) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

(6) to accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under
Section  1.6;  and

(7) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

1.2.3 BINDING DETERMINATIONS/LIABILITY LIMITATION. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

1.2.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

1.2.5 DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3 PARTICIPATION.Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4     SHARES  AVAILABLE  FOR  AWARDS;  SHARE  LIMITS.

1.4.1 SHARES AVAILABLE. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

1.4.2 SHARE LIMITS. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "SHARE LIMIT") shall not exceed the lesser of (1) 15 million (15,000,000) shares, or (2) the Percentage Limit. The "Percentage Limit" at any time will equal 20% of the total number of shares of Common Stock that are outstanding on the effective date of the Plan determined under Section 6.8, plus 20% of any increase in the total number of shares of Common Stock after the effective date of the Plan; provided, that the Percentage Limit will not contract if shares are reacquired by the Corporation after an increase has been made, but neither shall the Percentage Limit increase if the reacquired shares are reissued. The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 15,000,000 shares, subject to the Share Limit. The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual shall be limited to 2,500,000 shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that are granted during any calendar year to any individual shall be limited to 2,500,000 shares, in each case subject to the Share Limit. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

1.4.3          SHARE  RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED AWARDS.
No Award may be granted under this Plan unless, on the date of grant, the sum of
(1) the maximum number of shares of Common Stock issuable at any time pursuant to such Award, plus (2) the number of shares of Common Stock that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (3) the maximum number of shares of Common Stock that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares of Common Stock that are subject to or underlie Awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent
Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5 GRANT OF AWARDS. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in
Section 1.2.2, the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement will set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6 AWARD PERIOD. Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date; provided, however, that any payment of cash or delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized by the Committee; provided further, that each Award will be subject to earlier termination as provided in or pursuant to Sections 6.2 and 6.3.

1.7     LIMITATIONS  ON  EXERCISE  AND  VESTING  OF  AWARDS.

1.7.1 PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Award will be exercisable or will vest until at least six months after the initial Award Date, and once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

1.7.2 PROCEDURE. Any exercisable Award will be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Committee), together with any required payment made in accordance with Section
2.2  and Section 6.5, and delivery of any written statement required pursuant to
Section  6.4.

1.7.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8 ACCEPTANCE OF NOTES TO FINANCE EXERCISE. The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

(1) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

(2) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

(3) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

(4) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.

(5) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

(6) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect and applicable state law.

1.9          NO  TRANSFERABILITY;  LIMITED  EXCEPTION  TO TRANSFER RESTRICTIONS.

1.9.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended:

(1) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

(2)     Awards  will  be  exercised  only  by  the  Participant;  and

(3) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

1.9.2 EXCEPTIONS. The Committee may permit an Award to be exercised by and paid only to a person or entity that is a "family member" (as such term is defined in the General Instructions to Form S-8 Registration Statements under the Securities Act) of the Participant; provided that the transfer will not adversely affect the Corporation's eligibility to use Form S-8 to register under the Securities Act the offering of shares issuable under this Plan by the Corporation. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee).

Notwithstanding the foregoing or anything in Section 1.9.3 to the contrary, Incentive Stock Options and Restricted Stock Awards will be subject to any and all additional transfer restrictions under the Code applicable to such Awards.

1.9.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.9.1 shall not apply to:
(1)     transfers  to  the  Corporation,

(2) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(3)     transfers  pursuant  to a QDRO if approved or ratified by the Committee,

(4) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's duly authorized legal representative, or

(5) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.          OPTIONS.

2.1 GRANTS. One or more Options may be granted under this Plan to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

2.2          OPTION  PRICE.

2.2.1 PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option will be determined by the Committee at the time of grant of the Award, but in the case of Incentive Stock Options will not be less than 100% (110% in the case of a Participant described in Section 2.3.4) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.

2.2.2 PAYMENT PROVISIONS. The purchase price of any shares of Common Stock purchased on exercise of an Option granted under this Plan must be paid in full at the time of each purchase in one or a combination of the following methods:

(1)     in  cash  or  by  electronic  funds  transfer;

(2)     by  check  payable  to  the  order  of  the  Corporation;

(3) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8;

(4) by notice and third party payment in such manner as may be authorized by the Committee; or

(5) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering previously owned shares, and provided further that any shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery.

Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor, and all related withholding obligations under Section 6.5 and other conditions to the exercise are satisfied.

2.3          LIMITATIONS  ON  GRANT  AND  TERMS  OF  INCENTIVE  STOCK  OPTIONS.

2.3.1 $100,000 LIMIT. To the extent that the aggregate fair market value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the fair market value of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

2.3.2 OPTION PERIOD. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

2.3.3 OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.3.4 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding stock of the Corporation (or a parent or subsidiary of the Corporation) possessing more than 10% of the total combined voting power of all classes of stock of that entity, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.3.5 INCENTIVE STOCK OPTION NOTICE OF SALE REQUIREMENT. Any Participant who exercises an Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the shares acquired on exercise of the Option if such sale or other transfer occurs within one year after the exercise date of the Option or within two years after the Award Date.

2.4 OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS.Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, or the restrictions upon or the term of, an Award granted under this Plan by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

2.5     EFFECTS  OF  TERMINATION  OF  EMPLOYMENT  ON  OPTIONS.

2.5.1 DISMISSAL FOR CAUSE. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, if a Participant's employment by (or other service specified in the Award Agreement to) the Company is terminated by the Company for Cause, the Participant's Option will terminate on his or her Severance Date, whether or not the Option is then vested and/or exercisable.

2.5.2 RESIGNATION OR DISMISSAL. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by
Section 1.6 or 6.2, if a Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason other than the Participant's Retirement, Total Disability or death, or a termination by the Company for Cause:

(1) the Participant's Option will terminate on his or her Severance Date to the extent that it is not vested on that date;

(2) the Participant will have until the date that is 3 months after his or her Severance Date to exercise his or her Option to the extent that it is vested on the Severance Date; and

(3) any portion of the Participant's Option that is vested on the Severance Date will terminate, to the extent not previously exercised, at the close of business on the last day of the 3-month period.

2.5.3 RETIREMENT. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, if a Participant's employment by (or other service specified in the Award Agreement to) the Company terminates due to the Participant's Retirement:

(1) the Participant's Option will terminate on his or her Severance Date to the extent that it is not vested on that date;

(2) the Participant will have until the date that is 12 months (3 months in the case of an Incentive Stock Option) after his or her Severance Date to exercise his or her Option to the extent that it is vested on the Severance Date; and

(3) any portion of the Participant's Option that is vested on the Severance Date will terminate, to the extent not previously exercised, at the close of business on the last day of the 12-month (or 3-month, as applicable) period.

2.5.4 DEATH OR TOTAL DISABILITY. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by
Section 1.6 or 6.2, if a Participant's employment by (or other service specified in the Award Agreement to) the Company terminates due to the Participant's Total Disability or death:

(1) the Participant's Option will terminate on his or her Severance Date to the extent that it is not vested on that date;

(2) the Participant (or the Participant's Beneficiary or Personal Representative, as the case may be) will have until the date that is 12 months after the Participant's Severance Date to exercise the Participant's Option to the extent that it is vested on the Severance Date; and

(3) any portion of the Participant's Option that is vested on the Severance Date will terminate, to the extent not previously exercised, at the close of business on the last day of the 12-month period.

3.          STOCK  APPRECIATION  RIGHTS  (INCLUDING  LIMITED  STOCK APPRECIATION
RIGHTS).

3.1 GRANTS. In its discretion, the Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2     EXERCISE  OF  STOCK  APPRECIATION  RIGHTS.

3.2.1 EXERCISABILITY. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

3.2.2 EFFECT ON AVAILABLE SHARES. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

3.2.3 STAND-ALONE STOCK APPRECIATION RIGHTS. A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but in no event earlier than six months after the Award Date unless the Committee otherwise provides.

3.3     PAYMENT.

3.3.1 AMOUNT. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive, subject to
Section  6.5,  payment  of  an  amount  determined  by  multiplying:

(1) the difference (which shall not be less than zero) obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

(2) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

3.3.2 FORM OF PAYMENT. The Committee, in its sole discretion, will determine the form in which payment will be made of the amount determined under
Section 3.3.1, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election will be subject to such conditions as the Committee may impose.

3.4 LIMITED STOCK APPRECIATION RIGHTS. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("LIMITED SARS") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the Common Stock during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.          RESTRICTED  STOCK  AWARDS.

4.1 GRANTS. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("RESTRICTED SHARES") will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurances and documents as the Committee may require to enforce the restrictions.

4.2          RESTRICTIONS.

4.2.1 PRE-VESTING RESTRAINTS. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

4.2.2 DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to vote such shares but will not be entitled to dividends on any of the shares until the shares have vested; provided that such voting rights will terminate immediately as to any Restricted Shares that cease to be eligible for vesting. Such dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest.

4.2.3 CASH PAYMENTS. If the Participant has paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

4.3 RETURN TO THE CORPORATION. Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment (or specified services) or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement will not vest and will be returned to the Corporation in such manner and on such terms as the Committee provides in the Award Agreement.

5.          PERFORMANCE  SHARE  AWARDS  AND  STOCK  BONUSES.

5.1 GRANTS OF PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with the second clause of Section 6.10.3, if applicable) may determine.

5.2 SPECIAL PERFORMANCE-BASED SHARE AWARDS. Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted at an exercise or base price at least equal to the Fair Market Value of the underlying shares on the date of grant, other performance-based awards within the meaning of Section 162(m) of the Code ("PERFORMANCE-BASED AWARDS"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, division, or station basis with reference to revenue growth, net earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the business criteria) relative to preestablished performance goals, may be granted under this Plan. The applicable business criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan.

5.2.1 ELIGIBLE CLASS. The eligible class of persons for Awards under this Section shall be key employees (including officers) of the Company.

5.2.2 MAXIMUM AWARD. In no event shall grants in any calendar year to a Participant under this Section 5.2 relate to more than 2,500,000 shares, subject to the Share Limit, or a cash amount of more than $1,000,000.

5.2.3 COMMITTEE CERTIFICATION. Before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

5.2.4 TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

5.2.5 STOCK PAYOUT FEATURES. In lieu of cash payment of an Award, the Committee may require or allow a portion of the Award to be paid in the form of stock, Restricted Shares or an Option.

5.3 GRANTS OF STOCK BONUSES. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4 DEFERRED PAYMENTS. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

6.     OTHER  PROVISIONS.

6.1     RIGHTS  OF  ELIGIBLE  PERSONS,  PARTICIPANTS  AND  BENEFICIARIES.

6.1.1 EMPLOYMENT STATUS. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

6.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 6.1.2, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

6.1.3 PLAN NOT FUNDED. Awards payable under this Plan will be payable in shares of Common Stock or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

6.2          ADJUSTMENTS;  ACCELERATION.

6.2.1 ADJUSTMENTS. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) (subject to limitations under Section 6.10.3) the performance standards appropriate to any outstanding Awards, or

(2) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common
Stock  upon  or  in  respect  of  such  event.
The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise or strike price of the Award.
In each case, with respect to Awards of Incentive Stock Options, no adjustment shall be made in a manner that would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby.
In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

6.2.2 POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 6.2.3 but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Section 6.2.1 that the Company does not survive, or (3) the consummation of an event described in Section 6.2.1 involving a Change of Control Event approved by the Board, such Option or right shall terminate, subject to any provision that has been expressly made by the Board or the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

6.2.3 ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards will not accelerate or determines that only certain or limited benefits under any or all Awards will accelerate and the extent to which they will accelerate, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

(1) each Option and Stock Appreciation Right will become immediately exercisable,

(2)     Restricted  Stock  will  immediately  vest  free  of  restrictions,  and

(3) each Performance Share Award will become payable to the Participant. Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction. The Committee may override the limitations on acceleration in this Section 6.2.3 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 6.2.4) a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

6.2.4 POSSIBLE RESCISSION OF ACCELERATION. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

6.2.5 ACCELERATION UPON TERMINATION OF SERVICE IN ANTICIPATION OF OR FOLLOWING A CHANGE IN CONTROL.
Early Termination. Unless the Committee otherwise provides prior to a Change in Control, if any Participant's employment is terminated by the Company for any reason other than death, Total Disability, Retirement, or for Cause after the announcement of but within 30 days before consummation of a Change in Control Event, then upon or immediately prior to the consummation of the Event and subject to its consummation, any Awards held by the Participant prior to the Change in Control that were terminated shall be deemed reinstated to the extent previously vested and Awards previously unvested shall be deemed vested to the extent that the vesting of other Awards of the same type are accelerated in connection with the Event, irrespective of the vesting and early termination provisions of the Participant's Award Agreement. Any such reinstated Awards shall remain subject to the other adjustment, termination and settlement provisions of this Section 6.2 in connection with the subject Change in Control Event or any applicable, subsequent Change in Control Event.
Termination After Change in Control. If any Participant's employment is terminated by the Company upon or within 30 days after a Change in Control Event, and the termination is not the result of death, Total Disability, Retirement or a termination for Cause, then, subject to the other provisions of this Section 6.2 (including without limitation Section 6.2.2 and Section 6.4), all outstanding Options held by the Participant shall be deemed fully vested immediately prior to the Severance Date, irrespective of the vesting provisions of the Participant's Award Agreement, unless the Award Agreement specifies a different result in the case of a Change in Control Event.
No Extension Beyond Expiration. Notwithstanding the foregoing, in no event shall an Award be reinstated or extended beyond its final expiration date.

6.2.6 GOLDEN PARACHUTE LIMITATION. In no event shall an Award be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of
Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.
Notwithstanding the foregoing, an employment or other agreement with the Participant may expressly provide for benefits in excess of amounts determined by applying the foregoing Section 280G limitations.

6.3          EFFECT  OF  TERMINATION  OF  SERVICE  ON  AWARDS.

6.3.1 GENERAL. The Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Award granted under this Plan and in so doing may make distinctions based upon the cause of termination and the nature of the Award. Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan: (1) the provisions of Section 2.6 shall apply to Options, (2) any Stock Appreciation Right granted concurrently or in tandem with an Option shall be subject to the same post-termination provisions and exercisability periods as the Option to which it relates, and (3) Restricted Stock Awards, Performance Share Awards, and other Stock Appreciation Rights shall, to the extent that they are not vested on the Participant's Severance Date, terminate and be forfeited on such date.

6.3.2 TERMINATION OF CONSULTING OR AFFILIATE SERVICES. If the Participant is not an Eligible Employee or director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a contract or the Award otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Award otherwise expressly provides), the Participant's termination of services for purposes of
Section 2.6, 3, 4.3, 5 and this Section 6.3 shall be the date which is 10 days after the Company's mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

6.3.3 EVENTS NOT DEEMED TERMINATIONS OF SERVICE. Unless Company policy or the Committee otherwise provides, a Participant's employment or service relationship shall not be considered terminated solely due to any (1) sick leave, (2) military leave, or (3) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company shall be suspended, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

6.3.4 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary, a termination of employment or service will be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

6.3.5 COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 6.3 or anything in Section 2.5 to the contrary, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for Cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant (or the Participant's Beneficiary or Personal Representative, as the case may be) or, subject to the provisions of Sections 1.6 and 6.2, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

6.4 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards, are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

6.5          TAX  MATTERS.

6.5.1 PROVISION FOR TAX WITHHOLDING OR OFFSET. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to:

(1) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment;

(2) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment; and/or

(3) in any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued at their then Fair Market Value, to satisfy such minimum withholding obligation.
The Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of grant of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation utilize the withholding offset under clause (3) above. In no event shall shares be withheld in excess of the minimum number required for tax withholding under these provisions.

6.5.2 TAX LOANS. If so provided in the Award Agreement or otherwise expressly authorized by the Committee, the Company may, to the extent permitted by law, authorize a short-term loan of not more than nine months to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the other provisions of Section 1.8.

6.6     PLAN  AMENDMENT,  TERMINATION  AND  SUSPENSION.

6.6.1 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

6.6.2 STOCKHOLDER APPROVAL. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

6.6.3 AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Section 1.2.2) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

6.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8 EFFECTIVE DATE OF THE PLAN. This Plan is effective as of February 14, 2000 the date of approval by the Board. The Plan shall be submitted for and subject to stockholder approval no later than twelve months after such date.

6.9 TERM OF THE PLAN. No Award will be granted under this Plan after February 13, 2010 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

6.10          GOVERNING  LAW/CONSTRUCTION/SEVERABILITY.

6.10.1 CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

6.10.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

6.10.3     PLAN  CONSTRUCTION.
Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. The exemption will not be available if the authorization of actions by any Committee of the Board with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.
Section 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or Stock Appreciation Rights granted with an exercise or base price not less than Fair Market Value on the date of grant and performance-based awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

6.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12 STOCK-BASED AWARDS IN SUBSTITUTION FOR STOCK OPTIONS OR AWARDS GRANTED BY OTHER CORPORATION.Awards may be granted to Eligible Persons under this Plan in substitution for employee stock options, Stock Appreciation Rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

6.13 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

6.14 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (1) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (2) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (3) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (4) any dissolution or liquidation of the Corporation or any Subsidiary, (5) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or (6) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

6.15 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAM. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or any Subsidiary.

7.     DEFINITIONS.

"AWARD" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

"AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of grant of the Award.

 "BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award
Agreement and under this Plan if the Participant dies and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"BOARD"  means  the  Board  of  Directors  of  the  Corporation.

"CAUSE" with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable contract with the Participant) a termination of service based upon a finding by the Company that the Participant:

(1) has been negligent in the discharge of his or her duties to the Company, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties; or

(2) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or an affiliate; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses); or

(3) has materially breached any of the provisions of any agreement with the Company or an affiliated entity; or

(4) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or an affiliate; has improperly induced a vendor or customer to break or terminate any contract with the Company or an affiliate or induced a principal for whom the Company or an affiliate acts as agent to terminate such agency relationship. A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

"CHANGE  IN  CONTROL  EVENT"  means  any  of  the  following:

(1) Approval by the stockholders (or, if no stockholder approval is required, by the Board) of the Corporation of the dissolution or liquidation of the Corporation, other than in the context of a transaction that does not constitute a Change in Control Event under clause (2) below.

(2) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates (a "BUSINESS COMBINATION"), unless (a) as a result of the Business Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the "SUCCESSOR ENTITY") immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before the Business Combination; and (b) no "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 50% of the outstanding shares of the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (c) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination.

(3) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (a) an acquisition directly from the Company, (b) an acquisition by the Company, (c) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or (d) an acquisition by any entity pursuant to a transaction which is expressly excluded under clause (2) above.

"CODE"  means  the  Internal Revenue Code of 1986, as amended from time to time.

"COMMISSION"  means  the  Securities  and  Exchange  Commission.

"COMMITTEE" means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized only by a committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

 "COMMON STOCK" means the Common Stock, par value $0.0001 per share, of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
Section  6.2  of  this  Plan.

"COMPANY"  means,  collectively,  the  Corporation  and  its  Subsidiaries.

"CORPORATION" means 2TheMart.com, Inc., an Oklahoma corporation, and its successors.

 "ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or employee of the Company.

"ELIGIBLE  PERSON"  means  an  Eligible  Employee  or any Other Eligible Person.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

"EXCLUDED PERSON" means (1) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (2) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 10% of the outstanding Shares of Common Stock at the time of adoption of this Plan (or an affiliate, successor, heir, descendant or related party of or to any such person), (3) the Company, or (4) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

"FAIR  MARKET  VALUE"  on  any  date  means:

(1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

(2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

(3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

(4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

"INCENTIVE STOCK OPTION" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

"NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

 "OPTION" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

     "OTHER ELIGIBLE PERSON" means any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company's securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (2) the Corporation's compliance with any other applicable laws.

"PARTICIPANT" means an Eligible Person who has been granted an Award under this Plan.

"PERFORMANCE SHARE AWARD" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

"PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

"PLAN" means this 2TheMart.com, Inc. 2000 Stock Incentive Plan, as it may be amended from time to time.

"QDRO"  means  a  qualified  domestic  relations  order.

"RESTRICTED SHARES" or "RESTRICTED STOCK" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

"RETIREMENT" means retirement with the consent of the Company or from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65 or, in the case of a Non-Employee Director, a retirement or resignation as a director after at least 5 years service as a director.

"RULE 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

"SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.


"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

"SEVERANCE DATE" means the date that the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason.


     "STOCK APPRECIATION RIGHT" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

"STOCK BONUS" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

"SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

"TOTAL DISABILITY" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.